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                                                                 EXHIBIT 10.31



                      AMENDMENT ONE TO FINANCING AGREEMENT



         This Amendment One to Financing Agreement (this "Amendment") is dated as of July 1, 1996 among Central Installment Credit Corporation, a California corporation ("Central") and a wholly-owned subsidiary of Central Financial Acceptance Corporation ("CFAC"), Banner's Central Electric, Inc., a California corporation ("BCE"), Central Ram, Inc., a Delaware corporation ("Ram" and with BCE collectively referred to as "Banner") and Banner Holdings, Inc., a Delaware corporation ("Holdings").


                                    RECITALS

         WHEREAS, in connection with CFAC's initial public offering, CFAC, BCE and Holdings entered into a Reorganization Agreement dated as of June 24, 1996 pursuant to which CFAC acquired the capital stock of certain subsidiaries of BCE and Holdings (the "Reorganization");

         WHEREAS, concurrent with the Reorganization, Central, Banner and Holdings entered into that certain Financing Agreement dated as of June 24, 1996 (the "Financing Agreement") pursuant to which Banner granted Central the exclusive right to purchase consumer finance receivables generated by sales at Banner stores;

         WHEREAS, Central, Banner and Holdings have agreed to certain changes in the terms and conditions of the Financing Agreement and have agreed to amend the Financing Agreement to reflect such changes;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Financing Agreement is hereby amended as follows:

         1. Section 1(b) of the Financing Agreement is hereby amended in full as follows:

                 "(b) As long as Banner shall originate Consumer Finance Receivables, Central shall have the right to purchase such receivables at their net amount (i.e., the amount of the gross receivable balance less deferred interest and any deferred charges), less a transaction fee which shall initially be set at 2.5% and shall be subject to renegotiation at six month intervals, or if Central shall originate such Consumer Finance Receivables, Banner shall pay Central a transaction fee in an amount to be initially established by the parties and subject to renegotiation at six month intervals."

         2.      Section 1(d) is added to the Financing Agreement as follows:





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                 "(d)  Obligation to Purchase Consumer Finance Receivables.
                 Notwithstanding anything to the contrary in the Financing Agreement, Central shall have the right to require Banner to purchase, and Banner shall purchase if requested by Central, at face value Consumer Finance Receivables which were either contributed by Banner to Central or purchased by Central in an aggregate amount of up to $1,500,000 in each of the years ending December 31, 1996 and 1997. In such case, Central will continue to collect such receivables, on behalf of Banner, in accordance with its standard practices."

         3.      Section 5 is hereby amended by deleting the last sentence of
                 Section 5 and substituting the following sentence in its place:

                 "This Agreement may not be assigned or delegated by any party without the consent of the other parties hereto, except that Central may, without the consent of the other parties hereto, assign or delegate this Agreement to any direct or indirect wholly-owned subsidiary of CFAC."


         Except as specifically provided herein, all terms and conditions of the Financing Agreement remain in full force and effect, without waiver or modification. Except as specifically defined herein, all terms defined in the Financing Agreement shall have the same meaning when used in this Amendment. This Amendment and the Financing Agreement shall be read together, as one document.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


                                        CENTRAL INSTALLMENT CREDIT
                                        CORPORATION

                                        By:         /s/  GARY CYPRES
                                           -------------------------------------
                                             Gary M. Cypres, Chief Executive
                                             Officer and President


                                        BANNER'S CENTRAL ELECTRIC, INC.

                                        By:         /s/  GARY CYPRES
                                           -------------------------------------
                                             Gary M. Cypres, Chief Executive
                                             Officer and President


                                        CENTRAL RAM, INC.

                                        By:         /s/  GARY CYPRES
                                           -------------------------------------
                                             Gary M. Cypres, Chief Executive
                                             Officer  and President


                                        BANNER HOLDINGS, INC.

                                        By:         /s/  GARY CYPRES
                                           -------------------------------------
                                            Gary M. Cypres, Chief Executive
                                            Officer and President





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